STATE FARM VARIABLE PRODUCT TRUST

Supplement dated July 1, 2013 to the Prospectus dated May 1, 2013 of State Farm Variable Product Trust (the “Prospectus”).

On page 13 of the Prospectus, there is a list of the Portfolio Managers for the Large Cap Equity Fund, including Mr. Rasool Shaik, Investment Team Member at Bridgeway. Mr. Rasool Shaik no longer serves as a Portfolio Manager for the Large Cap Equity Fund, so his name, title and length of service are deleted from page 13 of the Prospectus.

On page 16 of the Prospectus, there is a list of the Portfolio Managers for the Small/Mid Cap Equity Fund, including Mr. Rasool Shaik, Investment Team Member at Bridgeway. Mr. Rasool Shaik no longer serves as a Portfolio Manager for the Small/Mid Cap Equity Fund, so his name, title and length of service are deleted from page 16 of the Prospectus.

On page 42 of the Prospectus, there is a list of the Bridgeway Portfolio Managers for the Large Cap Equity Fund, including Mr. Rasool Shaik, Investment Team Member. Mr. Rasool Shaik no longer serves as a Bridgeway Portfolio Manager for the Large Cap Equity Fund, so his name, title, length of service and business experience during the past five years are deleted from page 42 of the Prospectus.

On page 43 of the Prospectus, there is a list of the Bridgeway Portfolio Managers for the Small/Mid Cap Equity Fund, including Mr. Rasool Shaik, Investment Team Member. Mr. Rasool Shaik no longer serves as a Bridgeway Portfolio Manager for the Small/Mid Cap Equity Fund, so his name, title, length of service and business experience during the past five years are deleted from page 43 of the Prospectus.

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.

STATE FARM VARIABLE PRODUCT TRUST

Supplement dated July 1, 2013 to the Statement of Additional Information dated May 1, 2013 of State Farm Variable Product Trust (the “SAI”).

The following paragraphs are added above the heading “Short Sales” on page 16 of the SAI:

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund (together the “Equity Index Funds”) has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”) and, therefore, each Equity Index Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act as long as it complies with the requirements of the rule.

The Commodity Futures Trading Commission (“CFTC”) has adopted amendments to Rule 4.5 of the Commodity Exchange Act that significantly limit the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion from registration with the CFTC as a “commodity pool operator.” The Equity Index Funds may be required to limit their use of positions in futures contracts and options on futures contracts in accordance with the requirements of amended Rule 4.5. If an Equity Index Fund ceases to be eligible for exclusion under Rule 4.5 of the Commodity Exchange Act, that Fund may be subject to dual regulation by the CFTC and SEC and may be required to register as a “commodity pool operator.” If an Equity Index Fund were to register as a “commodity pool operator,” it may experience difficulty in implementing its investment strategy or achieving its investment objective.

On page 40 of the SAI, the information regarding “Registered Investment Companies,” “Other Pooled Investment Vehicles” and “Other Accounts” managed by Mr. Rasool Shaik is deleted.

The final paragraph on page 46 of the SAI, which continues onto page 47 of the SAI, is deleted and replaced with the following:

The members of the Investment Management Team, including John Montgomery, Elena Khoziaeva and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work, and leadership. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway relative to peer companies and assessment of individual execution of responsibilities related to goals, integrity, team work, and leadership. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) tax rates.

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Please keep it for future reference.